Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350, we, the undersigned officers of JELD-WEN Holding, Inc. (the “Company”), do hereby certify that the Company's Annual Report on Form 10-K for the fiscal period ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 20, 2025

      /s/ William J. Christensen
William J. Christensen
Chief Executive Officer
(Principal Executive Officer)

      /s/ Samantha L. Stoddard
Samantha L. Stoddard
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.